EXHIBIT 10.1

Dated: To:	May 27, 2011 WaferGen Bio-systems, Inc. 7400 Paseo Padre Parkway Fremont, CA 94555 Attention: Don Huffman, Chief Financial Officer

Dear Don,

Reference is made to that certain Purchase Agreement (the “Purchase Agreement”), dated as of May 25, 2011, by and among WaferGen Bio-systems, Inc. (the “Company”) and the investors who have executed the signature page(s) thereto (collectively, the “Investors”).  Capitalized terms used but not defined in this letter shall have the respective meanings ascribed to them in the Purchase Agreement.

Subject to the Company’s agreement hereto by its execution of this letter below where indicated, the Investors and the undersigned individuals (collectively, the “Management Members”) agree with each other and the Company as follows:

At any time the Company seeks to initially list the Company’s shares of Common Stock on The NASDAQ Stock Market LLC or the NYSE Amex Equities (each, a “Securities Exchange”) within the three (3) year period from the date hereof, if, in order to complete such initial listing (or otherwise maintain such listing following the listing of the shares on a Securities Exchange) the Company is advised or required by the applicable Securities Exchange to increase its shareholders’ equity by a specified dollar amount (the “Cure Amount”), then the Company shall so notify the Investors and the Management Members in writing, and Investors holding at least sixty-seven percent (67%) of the aggregate principal amount of the Notes then outstanding, at their sole discretion, may require that the Management Members and any Investors then holding Notes, within ten (10) calendar days of the receipt of such written notice, increase their holdings of equity in the Company in an aggregate amount equal to the Cure Amount as follows:

(i)           Management:  First, the Management Members, on a pro rata basis (based upon the principal amount of the Notes then held by them) or as otherwise agreed by the Management Members, shall acquire, to the extent and only to the extent amounts are owing under the Notes held by the Management Members, additional shares of Series A Preferred Stock through the conversion of the Notes held by such Management Members into shares of Series A Preferred Stock in accordance with the terms of the Notes, but only to the extent necessary to increase the Company’s shareholders’ equity by the Cure Amount.

(ii)          Investors:  Second, to the extent that the conversion of the Notes held by Management Members as described in the foregoing paragraph (i) does not result in the Company’s shareholders’ equity being increased by the Cure Amount (such deficiency referred herein as the “Deficiency Amount”), then the Investors, on a pro rata basis (based upon the

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principal amount of the Notes then held by them) or as otherwise agreed by the Investors then holding Notes, shall acquire, to the extent and only to the extent amounts are owing under the Notes, additional shares of Series A Preferred through the conversion of Notes held by such Investors into shares of Series A Preferred in accordance with the terms of the Notes, but only to the extent necessary to further increase the Company’s shareholders’ equity by the Deficiency Amount.

           The parties hereto agree that in case, at any time after the date hereof, any further action is necessary or desirable to carry out the purposes and intent of this letter, the parties will take such further action as any party or parties may reasonably request.  This letter may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this letter, and any telecopy or other facsimile transmission of any signature shall be deemed an original.  This letter shall be binding upon each party’s successors and assigns, and no party may transfer the Notes to another party without the transferee first agreeing to be bound by the terms and conditions of this letter.

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Please confirm your agreement with the foregoing by signing and returning to Great Point Partners, LLC the duplicate copy of this letter agreement enclosed herewith.

Very truly yours,

INVESTORS:

GREAT POINT PARTNERS, LLC

By:	/s/ David E. Kroin
Name: David E. Kroin Title: Managing Director

BIOMEDICAL VALUE FUND, L.P.
By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
Name: David E. Kroin Title: Managing Director

BIOMEDICAL INSTITUTIONAL VALUE FUND, L.P.
By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
Name: David E. Kroin Title: Managing Director

BIOMEDICAL OFFSHORE VALUE FUND, LTD.
By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
Name: David E. Kroin Title: Managing Director

WS INVESTMENTS III, LLC
By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
Name: David E. Kroin Title: Managing Director

[Side Letter Agreement]

DAVID J. MORRISON
By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
Name: David E. Kroin Title: Managing Director

CLASS D SERIES OF GEF-PS, L.P.
By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
Name: David E. Kroin Title: Managing Director

LYRICAL MULTI-MANAGER FUND, L.P.
By: Great Point Partners, LLC, its investment manager

By:	/s/ David E. Kroin
Name: David E. Kroin Title: Managing Director

JEFFREY R. JAY, TRUSTEE FOR THE BENEFIT OF
THOMAS C. JAY QPERT

By:	/s/ Jeffrey R. Jay
Name: Title:

JEFFREY R. JAY, TRUSTEE FOR THE BENEFIT OF
CAROLYN JAY TRUST

By:	/s/ Jeffrey R. Jay
Name: Title:

JEFFREY R. JAY, TRUSTEE FOR THE BENEFIT OF
JR JAY JR TRUST

By:	/s/ Jeffrey R. Jay
Name: Title:

[Side Letter Agreement]

DEERFIELD SPECIAL SITUATION FUND, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ J. E. Flynn
Name: James E. Flynn
Title: President

DEERFIELD SPECIAL SITUATIONS FUND
INTERNATIONAL, LIMITED

By:	/s/ J. E. Flynn
	Name:	James E. Flynn
	Title:	President

DEERFIELD PRIVATE DESIGN FUND II, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ J. E. Flynn
Name: James E. Flynn
Title: President

DEERFIELD PRIVATE DESIGN
INTERNATIONAL II, L.P.
By:	Deerfield Capital, L.P.
General Partner
	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ J. E. Flynn
Name: James E. Flynn
Title: President

[Side Letter Agreement]

JEFFREY R JAY

By:	/s/ Jeffrey R Jay

PAUL SCHIMMEL ROLLOVER IRA

By:	/s/ Paul Schimmel
Name:
Title:

MERLIN NEXUS III, LP
By:	Merlin Nexus III, LLC (Its General Partner)

	By:	/s/ Dominique Sémon
Name: Dominique Sémon
Title:

[Side Letter Agreement]

THE SHIVJI FAMILY TRUST DATED JUNE 12, 2000

By:	/s/ Alnoor Shivji
	Name:	Alnoor Shivji
	Title:	Trustee

[Side Letter Agreement]

ROBERT CORADINI

/s/ Robert Coradini
Name:	Robert Coradini

[Side Letter Agreement]

CIBC TRUST COMPANY (BAHAMAS) LIMITED
AS TRUSTEE

By:	/s/ Helen M. Carroll /s/ Linda G. Williams
	Name:	Helen M. Carroll & Linda G. Williams
	Title:	Authorised Signatories

KANTER FAMILY FOUNDATION

By:	/s/ Joel Kanter
	Name:	Joel Kanter
	Title:	President

JOEL KANTER

By:	/s/ Joel Kanter

[Side Letter Agreement]

Accepted and agreed:

WaferGen Bio-systems, Inc.

By:	/s/ Alnoor Shivji
	Name:	Alnoor Sivji
	Title:	Chief Executive Officer

cc:	Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attention: John M. Rafferty, Esq.

[Side Letter Agreement]